UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                   ----------

                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2004


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0 - 50752                 98-0404764
           --------                    ---------                   ----------
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                         (Registrant's telephone number)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
-------------------------------------------------

On May 25, 2004, Monaco Group Inc. (the "Company") entered into an Asset Purchase Agreement with Sweet Valley Foods Inc., an Ontario corporation ("Sweet Valley"), and MG Holdings Inc., an Ontario corporation and the Company's wholly-owned subsidiary ("MG Holdings") (the "Asset Purchase Agreement").

On June 21, 2004, the parties entered into Asset Purchase Amending Agreement (the "Amendment") to amend certain provisions of the Asset Purchase Agreement. Under the terms of the Amendment, Sweet Valley will sell to MG Holdings its assets related to the manufacturing, processing, and selling of sugar in consideration of $80,000 Canadian dollars in cash, 750,000 exchangeable shares of stock of MG Holdings, and cash compensation for its inventory. The 750,000 exchangeable shares of stock of MG Holdings to be issued to Sweet Valley will be exchangeable for shares of common stock of the Company at a ratio of two shares of common stock of the Company for each exchangeable share of MG Holdings.

On June 21, 2004, the Company issued a press release with respect to the foregoing. A copy of the press release is attached as Exhibit 99.2 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(c)  Exhibits

Exhibit Number      Description
--------------      ------------------------------------------------------------
10.3                Asset Purchase  Amending  Agreement  dated  June 21, 2004 By and Among  Monaco  Group Inc,  MG Holdings  Inc.,  and Sweet
                    Valley Foods Inc.
99.2                Press Release dated June 21, 2004


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Monaco Group Inc.
                                        (Registrant)

                                        /s/ Peter Nelipa
                                        ---------------------------------
                                        Peter Nelipa
                                        Chief Executive Officer
                                        (Duly Authorized Officer)

                                        Date: June 21, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number      Description
--------------      ------------------------------------------------------------
10.3                Asset Purchase  Amending  Agreement  dated  June 21, 2004 By and Among  Monaco  Group Inc,  MG Holdings  Inc.,  and Sweet
                    Valley Foods Inc.
99.2                Press Release dated June 21, 2004